EXHIBIT 10.12

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ASSET PURCHASE AND SALE AGREEMENT

by and between

ENDO PHARMACEUTICALS SOLUTIONS INC.
a company duly incorporated under the laws of Delaware

and

BRAEBURN PHARMACEUTICALS BVBA SPRL
a private limited liability company existing under the laws of Belgium

Dated as of November 4, 2014

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

i

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedules:

Schedule 1.1(a) - Purchased IP

Schedule 1.1(b)-Assumed Contracts

Schedule 1.1(c) -Regulatory Filings and Approvals

Schedule 1.1(e) - Purchased Inventory

Schedule 1.1(f) - Purchased Equipment

Seller Disclosure Schedule

Exhibits:

Exhibit A - Bill of Sale

Exhibit B - Assignment and Assumption Agreement

Exhibit C - Patent Assignment

Exhibit D - Trademark Assignment

ii

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ASSET PURCHASE AND SALE AGREEMENT

This ASSET PURCHASE AND SALE AGREEMENT (this “Agreement”) is entered into as of November 4, 2014, by and between Endo Pharmaceuticals Solutions Inc., a company duly incorporated under the laws of Delaware (“Seller”), and Braeburn Pharmaceuticals BVBA SPRL, a private limited liability company existing under the laws of Belgium (“Buyer”).  Hereinafter, “Parties” shall mean Seller and Buyer together, and “Party” shall mean either Seller or Buyer, as the context requires.

RECITALS

WHEREAS, Seller desires to sell, and Buyer desires to acquire, assets of Seller and its Affiliates related to the Seller’s MedLaunch Implant Program on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the Parties hereby agree as follows:

ARTICLE I
TRANSFER OF PROPERTIES AND ASSETS OF SELLER

Section 1.1            Sale and Transfer of Properties and Assets.  Upon the terms and subject to the conditions of this Agreement, and in consideration of the purchase by Buyer described below, Buyer hereby agrees to purchase and Seller hereby agrees to, and cause its Affiliates to, sell, transfer, convey, assign and deliver to Buyer, free and clear of all mortgages, pledges, charges, hypothecations, liens, claims, and encumbrances of any kind, nature or description (collectively, “Liens”) (except as expressly permitted in this Agreement and except Permitted Liens), immediately following the execution of this Agreement (the “Closing”), the following assets related to the MedLaunch Implant Program (collectively, the “Purchased Assets”):

(a)           all Purchased IP;

(b)           all rights of Seller and its Affiliates under all contracts set forth on Schedule 1.1(b),  as such contracts may have been amended prior to the date hereof (the “Assumed Contracts”);

(c)           all Regulatory Filings and Approvals set forth on Schedule 1.1(c);

(d)           any and all intangibles and goodwill of Seller and its Affiliates arising from the Purchased IP;

(e)           all Inventory listed on Schedule 1.1(e) which is not consumed in the ordinary course of Seller’s business prior to the Closing Date (the “Purchased Inventory”);

(f)            all equipment listed on Schedule 1.1(f) (the “Purchased Equipment”);

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(g)           any and all material books, records, files, manuals, and other documentation (including clinical study reports, investigator brochures, registrations and INDs) owned by Seller and its Affiliates and in their possession or control that relate primarily to the MedLaunch Implant Program, including (i) all material data in all databases for all clinical and pre-clinical studies for all drug and device trials undertaken as part of the MedLaunch Implant Program and otherwise primarily related to the Purchased Assets, (ii) all material Purchased JP files, file histories, engineering documents and other technical correspondence, and (Hi) all material business information, tangible or intangible, primarily used in connection with the MedLaunch Implant Program (the “Assigned Books and Records”):

(h)           all claims (including claims for past infringement or misappropriation of the Purchased IP), causes of action, judgments and demands of whatever kind or description (regardless of whether or not such claims and causes of action have been asserted by Seller) that arise out of or relate to any of the Purchased Assets to the extent such claims, causes of action, judgments or demands are not Excluded Assets; and

(i)            all rights of indemnification, warranty, contribution, credits, refunds, reimbursement and other rights of recovery (regardless of whether such rights are currently exercisable) possessed by Seller against third parties (excluding insurance carriers) that arise out of or relate to any of the Purchased Assets to the extent such rights of indemnification, warranty, contribution, credits, refunds, reimbursement or other rights of recovery are not Excluded Assets or do not relate to (or represent a counterclaim of Seller or its Affiliates in connection with) any Excluded Liability and provided that, with respect to any such rights the transfer of which is subject to third party consents, Seller shall use commercially reasonable efforts to secure such consents, at Buyer’s expense.

Section 1.2            Excluded Assets.  All assets, properties, rights and interests of Seller not included in the Purchased Assets are expressly excluded from the purchase and sale contemplated hereby and as such are not included in the Purchased Assets and shall remain the assets, property rights and interests of Seller.  In addition Excluded Assets shall include all assets, properties, rights, and interests of Seller related to Licensed Products (collectively, the “Excluded Assets”).

Section 1.3            Assumed Liabilities.  Upon the terms and subject to the conditions of this Agreement, at the Closing, Buyer shall assume, and shall pay, perform, satisfy and discharge (or cause to be paid, performed, satisfied and discharged on behalf of Buyer) when due, the following Liabilities of Seller related to the Purchased Assets (collectively, the “Assumed Liabilities”):

(a)           any Liability of Seller arising under the Assumed Contracts on or after the Closing pursuant to such Assumed Contracts; and

(b)           any Liability relating to product liability claims related to Products if and to the extent such claims arise in respect of activities occurring on or after Closing.

Section 1.4            Excluded Liabilities.  Notwithstanding anything to the contrary in this Agreement, the Assumed Liabilities will exclude any other Liability whatsoever not expressly

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

assumed by Buyer under Section 1.3, including, but not limited to, the following Liabilities, which shall be retained by Seller (collectively, the “Excluded Liabilities”):

(a)           any Liability relating to the Purchased Assets existing prior to Closing, other than any Assumed Liability;

(b)           any Liability of Seller and its Affiliates arising out of or relating to the execution, delivery or performance of any of the Transaction Documents;

(c)           any Liability relating to or arising out of the Excluded Assets;

(d)           any Liability under the Assumed Contracts required to be paid, performed, satisfied or discharged or otherwise arising prior to the Closing;

(e)           any Liability arising from or relating to any action taken by Seller and its Affiliates, or any failure on the part of any Seller and its Affiliates to take any action, at any time after the Closing;

(f)            any Liability of Seller or its Affiliates to any employee or consultant or former employee or consultant of Seller; and

(g)           any Liability of Seller for any Tax.

Section 1.5            Purchase Price.  Upon the terms and subject to the conditions of this Agreement, in full payment for the sale, conveyance, assignment, transfer and delivery of the Purchased Assets, Buyer agrees to assume the Assumed Liabilities and to deliver or cause to be delivered to Seller the following amounts (collectively, the “Purchase Price”) at the following times:

(a)           Immediately available funds (cash equivalent) payable to Seller at the Closing in the amount of:  [***] U.S. dollars (US$[***]) (the “Initial Payment”.

(b)           The following contingent amounts (the “Contingent Amounts”) shall be paid to Seller within [***] calendar days after the occurrence of the following events:

(i)            [***] U.S. dollars (US $[***]) shall be paid to Seller upon the first commercial sale in the United States of the first FDA approved product developed by the Buyer using the MedLaunch Implant Program;

(ii)           Until the later of the [***] anniversary of the Closing or such time as the Products are no longer covered by a Valid Claim of a Patent under the Purchased IP, a royalty of [***]% of worldwide Net Sales of all Products (the “Royalty Payments”) shall be paid to Seller by the Buyer in U.S. dollars on a calendar quarterly basis, within [***] calendar days after the end of each applicable calendar quarter.

(c)           As used herein, “Net Sales” means [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d)           No multiple payments under this Section 1.5(b)(ii) on the same Net Sales shall be payable hereunder, regardless of whether the relevant Products are covered by more than one Valid Claim within the Purchased IP or otherwise.

Section 1.6            Withholding of Taxes.  Buyer shall be entitled to deduct and withhold from any amounts payable or otherwise deliverable pursuant to this Agreement such amounts as may be required to be deducted or withheld therefrom under any provision of federal, state, local or foreign Tax law or under any applicable Legal Requirement.  To the extent such amounts are so deducted and withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to Seller.  Each Party shall cooperate and otherwise take commercially reasonable efforts to obtain appropriate exemptions for or refunds of any such applicable Taxes and to minimize any such Taxes.

Section 1.7            Seller Closing Deliveries.  Seller shall duly execute and/or deliver to Buyer at the Closing:

(a)           a bill of sale in the form attached hereto as Exhibit A (the “Bill of Sale”), duly executed by Seller;

(b)           an assignment and assumption agreement, dated the Closing Date, in the form attached hereto as Exhibit B (the “Assignment and Assumption Agreement”), duly executed by Seller;

(c)           a patent assignment agreement in the form attached as Exhibit C (the “Patent Assignment”), duly executed by Seller;

(d)           a trademark assignment agreement in the form attached as Exhibit D (the “Trademark Assignment”), duly executed by Seller;

(e)           such notices, consents and agreements as may be necessary or appropriate in order to complete the transactions contemplated hereby and assign to Buyer all rights and benefits under the Assumed Contracts; provided that Seller shall not be required to take any action that cannot be taken using commercially reasonable efforts; provided, further, that Seller shall not be required to incur any out-of-pocket expenses unless Buyer agrees to reimburse Seller therefor; and

(f)            Notwithstanding anything herein the contrary, the failure by Seller to obtain the consent of any third party to the assignment of any Assumed Contract prior to Closing shall not be a breach of Seller’s obligations under this Section 1.7, but Seller shall comply with its obligations under Section 5.6(d).

Section 1.8            Buyer Closing Deliveries.  Buyer shall properly execute and deliver to Seller at the Closing:

(a)           the Initial Payment;

(b)           the Bill of Sale, duly executed by Buyer; and

(c)           the Assignment and Assumption Agreement, duly executed by Buyer.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 1.9            Closing.  The Closing shall be deemed to occur at the Seller’s offices in Malvern, PA and Seller shall deliver all tangible Purchased Assets at its Malvern or its New Jersey location.

Section 1.10          Tangible Purchased Assets; Assigned Books and Records.

(a)           All tangible Purchased Assets will be delivered promptly after the Closing Date (and in any case within [***] days after the Closing Date) to Buyer or its Affiliated designee at the Seller’s principal place of business or, to the extent that any such Purchased Assets are located on the Closing Date at the premises of a third party, to the Buyer or its Affiliated designee at such other location where the tangible Purchased Assets are located as of the Closing Date.  Buyer shall receive and remove all tangible Purchased Assets from the location where they are delivered within such period.

(b)           Seller may retain copies of any Assigned Books and Records to the extent necessary for tax, accounting, regulatory, compliance or litigation purposes, or to perform and discharge the Excluded Liabilities and their obligations under this Agreement, or if such Assigned Books and Records contain information with respect to any Excluded Asset or Excluded Liability.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF SELLER

Subject to such exceptions as are disclosed in the corresponding Section, subsection or clause of the Seller’s disclosure schedule dated as of the date hereof and delivered herewith to Buyer (the “Seller Disclosure Schedule”) corresponding to the applicable Section of this Article II (or disclosed in any other Section, subsection or clause of the Seller Disclosure Schedule; provided, that it is reasonably apparent on the face of such disclosure that such disclosure would be responsive to such other Section, subsection or clause of this Article II), Seller hereby represents and warrants to Buyer as follows:

Section 2.1            Corporate Organization, Standing and Power.  Seller is a corporation duly organized, validly existing and in good standing under the laws of Delaware.  Seller has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  Seller has all requisite corporate power and authority to carry on its business as now being conducted as relates to the Purchased Assets.

Section 2.2            Consents, Authorization and Enforceability.

(a)           To Seller’s Knowledge, no material consent, waiver, approval, order or authorization of, or registration, declaration or filing with, or notice to any Governmental Authority is required by, or with respect to, Seller or the Purchased Assets in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) any notice filings or registrations of transfer with any Governmental Authority that may be required in connection with the assignment and transfer of the Purchased Assets that are described on Section 2.2(a) of the Seller Disclosure Schedule, except for those to be performed or made to evidence the transfer of Purchased Assets after the Closing in connection with the Transaction Documents, and (ii) such other material consents,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

waivers, approvals, authorizations or notices, if any, described on Section 2.2(a) of the Seller Disclosure Schedule.

(b)           All requisite corporate action necessary to authorize the execution, delivery and performance by Seller of this Agreement, the other Transaction Documents and each of the other agreements contemplated hereby to which a Seller is or will be a party and the consummation of the transactions contemplated hereby and thereby has been taken.  This Agreement constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, arrangement or other similar Applicable Law or equitable principles relating to or limiting creditors’ rights generally.

Section 2.3            Title to Assets.

(a)           Seller has good and marketable title to all of the Purchased Assets.  Seller holds all of the Purchased Assets free and clear of all Liens except for the following Liens (collectively, “Permitted Liens”):  (a) those Liens set forth on Section 2.3 of the Seller Disclosure Schedule, (b) Liens released prior to the Closing, (c) mechanics’, materialmen’s, carriers’, workmen’s, warehousemen’s, repairmen’s, landlords’ or other like Liens and security obligations incurred in the ordinary course of business for immaterial amounts, and (d) statutory liens for Taxes, assessments or other statutory or governmental charges not yet due and payable.

(b)           The Purchased Assets constitute all of the assets, tangible and intangible, owned or licensed by Seller and its Affiliates material to the MedLaunch Implant Program as conducted by Seller at any time prior to the date hereof.

Section 2.4            Non-Contravention.  The execution and delivery of this Agreement by Seller does not and the consummation of the transactions contemplated hereby by Seller will not (a) violate any provision of the certificate of incorporation or similar governance documents that may be applicable to Seller, (b) result in a breach (or any event which, with notice or lapse of time or both, would constitute a breach) of any material term or provision of, or constitute a material default under, any Assumed Contract or other contract material to the MedLaunch Implant Program to which Seller is a party or by which Seller or the Purchased Assets are bound, except as would not reasonably be expected to have a Material Adverse Effect, (c) result in the creation of any Lien on the Purchased Assets (other than a Permitted Lien) or (d) violate in any material respect any Applicable Law or any judgment, decree, order, regulation or rule of any Governmental Authority by which Seller is bound or subject.

Section 2.5            Contracts and Commitments.  There is not under any Assumed Contract:  (a) any existing material default by Seller or, to Seller’s Knowledge, by any other party thereto, or (b) any event which, after notice or lapse of time or both, would constitute a material default by Seller or, to Seller’s Knowledge, by any other party, or result in a right to accelerate or terminate or result in a loss of any material rights of Seller, except as would not reasonably be expected to have a Material Adverse Effect.  The Assumed Contracts set forth on Schedule 1.1(b) are all of the Contracts to which Seller and its Affiliates are a party that are currently in effect and are material to the MedLaunch Implant Program.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 2.6            Intellectual Property.

(a)           Schedule 1.1(a)(i) and (ii) collectively set forth a list of all Patents and Trademarks primarily related to the MedLaunch Implant Program and owned by Seller, specifying as applicable:  (i) the title thereof, if any; (ii) the registration or application number thereof, if any; and (iii) the jurisdiction in which such item exists or is registered.  There are no agreements to which Seller is a party pursuant to which Seller permits any other Person to use any Purchased IP.

(b)           There are no claims pending or, to the Knowledge of Seller, threatened in writing by or against Seller or before any Governmental Authority, challenging the validity of any Purchased IP.

(c)           The consummation of the transactions contemplated hereby will not alter or impair any of Seller’s right, title or interest in or to all Purchased TP, and Seller is not a licensor or licensee in respect of any of the Purchased IP, does not pay any royalty to or receive any royalty from any Person with respect thereto, and has not granted any rights to or received any rights from any Person with respect thereto.

(d)           To Seller’s Knowledge, each Person who is or was an employee, officer or contractor of Seller or its Affiliates who contributed in any material respect to the creation or development of the Purchased IP has signed an agreement containing obligations of confidentiality and an assignment to Seller or its Affiliates of all Intellectual Property Rights in such individual’s or entity’s contribution to the Purchased IP.

(e)           To Seller’s Knowledge, Seller has paid all filing fees, issue fees, annuities and other fees and charges applicable to the Purchased IP, including those required for the issuance, registration, maintenance, filing and prosecution of the Purchased IP, except as would not have a Material Adverse Effect.  No Purchased IP is the subject of any pending, or to Seller’s Knowledge threatened, interference, opposition, cancellation, protest, litigation or other challenge or Action, except as set forth on Section 2.6(e) of the Seller Disclosure Schedule.  To Seller’s Knowledge, Seller and its patent counsel have satisfied statutory requirements with respect to the filing, prosecution, and maintenance of all registered Purchased IP, except as would not reasonably be expected to have a Material Adverse Effect.

(f)            To Seller’s Knowledge, no Governmental Authority has any rights in the Purchased IP.

(g)           To Seller’s Knowledge, no Person has infringed, misappropriated, or otherwise violated, and no Person is currently infringing, misappropriating, or otherwise violating, any claim of an issued (granted) and unexpired Patent within the Purchased IP.

(h)           To Seller’s Knowledge, no Action has been instituted or is pending against Seller or has been threatened in writing that challenges the right of Seller with respect to its use or ownership of the Purchased IP.

(i)            Neither the execution, delivery, or performance of this Agreement nor the consummation of any of the transactions or agreements contemplated by this Agreement will,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

with or without notice or the lapse of time, result in, or give any other Person the right to cause, (i) a loss of, or Lien on, any Purchased IP; (ii) the release, disclosure, or delivery of any Purchased IP by or to any escrow agent or other Person; or (iii) the grant, assignment, or transfer to any other Person of any license or other material right or interest under, to, or in any of the Purchased IP.

Section 2.7            Litigation.  There is no action, suit, claim, proceeding or investigation (collectively, “Actions”) pending or, to Seller’s Knowledge, threatened in writing against Seller or, to Seller’s Knowledge, any predecessor in interest to Seller, before or by any Governmental Authority against, relating to or affecting the Purchased Assets or seeking to prevent Seller’s performance of this Agreement and the transactions contemplated hereby.

Section 2.8            Compliance with Law.  Seller has conducted its business as applied to or in connection with the Purchased Assets in compliance in all material respects with Applicable Laws.

Section 2.9            Taxes.  There are no material Liens for Taxes on any of the Purchased Assets (other than Permitted Liens) and there are no Taxes of Seller related to the Purchased Assets which could become liabilities of Buyer.  None of the Purchased Assets constitutes a “United States real property interest” for federal income tax purposes.

ARTICLE III
LICENSE GRANT AND ENFORCEMENT

Section 3.1            License to Purchased CP.  Buyer hereby grants to Seller, subject to the terms and conditions of this Agreement, an irrevocable, royalty-free, fully paid, non-cancellable, sole and exclusive world-wide right and license, with the right to sublicense under the Purchased IP to develop, make, have made, manufacture, market, use, sell, offer for sale, and import the Licensed Products.  [***]

Section 3.2            Maintenance of Purchased IP.  Buyer shall have the right and obligation to maintain and diligently prosecute the Purchased IP at Buyer’s expense, except with respect to any Purchased IP Buyer plans to abandon and notifies Seller of such plans.  Seller shall have a right to assume responsibility for any Purchased IP that Buyer plans to abandon or otherwise cause or allow to be forfeited.  Buyer shall give Seller reasonable written notice prior to abandonment or other forfeiture of any patent or patent application within the Purchased IP so as to permit Seller to exercise its rights under this Section, at its own expense.

Section 3.3            Enforcement of Purchased IP.  If Seller determines that any of the Purchased IP has been infringed by a third party, and the infringement is based on a product or proposed product containing histrelin or octreotide, Seller shall have the right, but not the obligation, to bring suit with respect to any of the Purchased IP at its own expense.  If Seller exercises its right to bring suit, Seller shall notify Buyer of the infringement and Seller’s intention to bring suit.  Seller shall have the right to bring suit in Buyer’s name, and Buyer shall have the right, at its own expense, to be represented by counsel.  In any litigation brought by Seller under this section, Seller shall control the litigation and any settlement, providing that Seller shall not settle any claim or demand in a manner that would impose any significant obligations on Buyer,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

or that would jeopardize the Purchased IP, without the prior written consent of Buyer, which consent shall not be unreasonably withheld or delayed.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF BUYER.

Buyer hereby represents and warrants to Seller that the statements contained in this Article IV are true and correct as of the date hereof:

Section 4.1            Organization, Standing and Authority.  Buyer is a private limited liability company duly organized, validly existing and in good standing under the laws of Belgium.  Buyer has all necessary corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

Section 4.2            Consents and Authorization.  No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, or notice to any Governmental Authority is required by, or with respect to, Buyer in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for any notice filings or registrations of transfer with any Governmental Authority that may be required in connection with the assignment and transfer of the Purchased Assets.  All requisite corporate action necessary to authorize the execution, delivery and performance by Buyer of this Agreement has been taken.  This Agreement constitutes a valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, arrangement or other similar Applicable Law or equitable principles relating to or limiting creditors’ rights generally.

Section 4.3            Non-Contravention.  The execution and delivery of this Agreement by Buyer does not and the consummation of the transactions contemplated hereby by Buyer will not (a) violate any provision of the certificate of incorporation, bylaws or similar governance documents that may be applicable to Buyer, (b) result in the breach (or an event which, with notice or lapse of time or both, would constitute a breach) of any term or provision of, or constitute a default under any material agreement or material arrangement to which Buyer is a party or by which it is bound or (c) violate in any material respect any Applicable Law or any judgment, decree, order, regulation or rule of any Governmental Authority to which Buyer is bound or subject.

Section 4.4            Litigation and Claims.  There is no Action pending, or to the knowledge of Buyer, threatened, against Buyer before or by any Governmental Authority which seeks to prevent Buyer’s performance of this Agreement and the transactions contemplated hereby or have a material adverse effect on the ability of Buyer to complete such transactions.

Section 4.5            Financing.  [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE V
COVENANTS.

Section 5.1            Access to Information.

(a)           For so long as a Party maintains books, records, files and other information that is subject to this Section 5.1, during normal business hours following reasonable prior notice, each Party will permit the other Party and its accountants, legal counsel, and other representatives, subject to the obligations set forth in Section 5.2 of this Agreement, to have reasonable access to and examine and take copies of all Assigned Books and Records and all other books and records of a Party which are reasonably requested by the other Party and are necessary or useful in connection with any Tax inquiry, audit, investigation or dispute with a third party, any litigation, mediation or arbitration or similar legal Action by any Governmental Authority or any dispute with any third party reasonably requiring access to any such books and records, in each case relating to or arising out of transactions or events occurring prior to the Closing and that relate to the Purchased Assets.  Except as otherwise provided in Section 5.8, the Party requesting access to any such Assigned Books and Records or Seller’s retained books and records or other information shall bear all of the out of pocket costs and expenses (including attorneys’ fees, but excluding reimbursement for salaries and employee benefits) reasonably incurred in connection with providing access to and copies of such Assigned Books and Records, Seller’s retained books and records or other information.

(b)           Buyer and Seller will each direct its employees (without substantial disruption of employment) to render any assistance that the other Party may reasonably request in examining or utilizing the Assigned Books and Records.

(c)           Neither Buyer nor Seller will destroy any material books, records, files or other information or data that are subject to this Section 5.1 until the expiration of the applicable regulatory record retention period under applicable Legal Requirements (giving effect to any and all extensions or waivers) without giving at least [***] calendar days’ prior written notice to the other Party.  Upon receipt of such notice, such other Party may (i) cause to be delivered to it the records intended to be destroyed, at such other Party’s expense or (ii) notify the first Party that such other Party will pay the cost of storing and maintaining such books and records (including any necessary costs of moving such books and records to a location under control of such other Party and the costs of reviewing and removing from such books and records any information that such other Party is not entitled to receive).

(d)           Buyer and Seller will keep all information referred to in this Section 5.1 confidential in accordance with Section 5.2 of this Agreement.

Section 5.2            Obligations of Confidentiality and Non-Use.

(a)           Each Party agrees that the Party receiving Confidential Information from the other Party, or otherwise possessing Confidential Information of the other Party, pursuant to this Agreement shall keep confidential and shall not publish or otherwise disclose, and will lake all reasonable steps to prevent disclosure of, such Confidential Information and will not use such Confidential Information except for the limited purposes set forth in this Agreement.  No provision of this Agreement shall be construed to preclude disclosure of Confidential Information to the extent required to be disclosed by applicable statute, rule or regulation of any court or regulatory authority with competent jurisdiction; provided that the disclosing Party shall be notified as soon as reasonably possible and the receiving Party shall, if requested by the other Party, use reasonable good faith efforts to assist in seeking a protective order (or equivalent)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

with respect to such disclosure or otherwise take reasonable steps to avoid making such disclosure.

(b)           Neither Party shall, directly or indirectly, issue any press release or other public statement relating to the terms of this Agreement or the transactions contemplated thereby without the prior approval of the other Party (which shall not be unreasonably delayed, conditioned or withheld), except (i) to the extent required by any Legal Requirement, (ii) as reasonably necessary to obtain any requisite consents and approvals contemplated by this Agreement, or (iii) to the extent necessary for a Party to comply with its obligations hereunder.  Notwithstanding anything to the contrary in the foregoing, each Party shall be permitted to make such releases or public announcements or communications to the extent consistent with previous disclosures made in accordance with this Section 5.2(b).

(c)           Seller hereby releases, on behalf of Seller and its Affiliates, Buyer and its officers, directors, employees and consultants from all obligations they may have with respect to that portion of the Confidential Information included in the Purchased Assets under any confidentiality agreement with or policy of Seller covering such Confidential Information.  From and after the Closing, the foregoing release shall also apply to any future officers, directors, employees and consultants of Buyer and its Affiliates formerly employed or engaged by Seller or its Affiliates who are engaged from time to time in compliance with Section 5.5 of this Agreement.

Section 5.3            Further Assurances; Consents.

(a)           Prior to Closing, each Party shall use commercially reasonable efforts to take such action as is reasonably necessary or appropriate in order to complete the transactions contemplated hereby on the terms and subject to the conditions set forth herein.

(b)           After Closing, at the request of Buyer from time to time Seller shall use commercially reasonable efforts to obtain and deliver such third party consents and execute and deliver to Buyer such certificates, consents and other instruments of sale, conveyance, assignment and transfer, and take such other action, as may reasonably be requested by Buyer to more effectively sell, convey, assign and transfer to Buyer, to the extent required under this Agreement, the Purchased Assets.

(c)           To the extent any Assumed Contract does not permit assignment or transfer by Seller to Buyer pursuant to the Transaction Documents without the consent of a third party, and such consent is not obtained prior to Closing, [***].  In such case, Seller shall (i) use commercially reasonable efforts to obtain such consent promptly after the Closing, and (ii) until the earliest of:  (a) the date all such consents are obtained, (b) the date all such Assumed Contracts expire or are terminated or (c) the date which is [***] days from the Closing, Seller and Buyer shall cooperate, in all commercially reasonable respects, to make the benefits of such Assumed Contract available to Buyer, to the extent consistent with the terms of such Assumed Contract ([***]), and Seller shall comply with all of its obligations under such Assumed Contract and, to the extent any third party is in breach of such Assumed Contract, enforce the terms and conditions of such Assumed Contract if requested by Buyer [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d)           If, after the Closing, Buyer reasonably determines that an asset owned or licensed by Seller that was material to the MedLaunch Implant Program as conducted by Seller (an “Omitted Asset”) was not transferred to Buyer at Closing as part of the Purchased Assets and notifies Seller in writing of the existence of such Omitted Asset and Buyer’s belief that such Omitted Asset constitutes a Purchased Asset, Seller shall cooperate in good faith with Buyer to determine whether such Omitted Asset should have been transferred to Buyer as a Purchased Asset, and if Seller agrees that such Omitted Asset should have been transferred to Buyer at Closing, Seller shall either (i) transfer and assign the Omitted Asset to Buyer or (ii) otherwise make the benefits of such Omitted Asset available to Buyer.  Any consideration payable by Buyer for any such Omitted Assets shall be deemed to have already been included in the Purchase Price for the Purchased Assets.  Notwithstanding the foregoing, Buyer shall be responsible for payment of any fees or costs associated with the transfer of any Omitted Assets.

ARTICLE VI
INDEMNIFICATION.

Section 6.1            Survival of Representations and Warranties and Covenants.  The representations, warranties, covenants and agreements of the Parties contained in this Agreement shall survive the Closing for the applicable period set forth in this Section 6.1, and any and all claims and causes of action for indemnification under this Article VI arising out of the inaccuracy or breach of any representation, warranty, covenant or agreement of a Party must be made prior to the termination of the applicable survival period.  The Parties agree that all of the representations, warranties, covenants and agreements of the Parties contained in this Agreement and any and all claims and causes of action for indemnification under this Article VI shall survive as follows:

(a)           The respective representations and warranties of the Parties set forth in Sections 2.1 (Corporate Organization, Standing and Power), 2.2 (Consents, Authorization and Enforceability), 2.3 (Title to Assets; Sufficiency of Assets), 4.1 (Organization, Standing and Authority) and 4.2 (Consents and Authorization) shall survive indefinitely;

(b)           All other representations and warranties of the Parties shall survive for three (3) years; and

(c)           All covenants, agreements and obligations that do not have a specified term shall survive indefinitely.

Notwithstanding the foregoing (i) any obligation to indemnify, defend and hold harmless pursuant to this Section 6.1 shall not terminate with respect to any item as to which the Indemnified Party shall have, before the expiration of the applicable survival period, previously made a claim by delivering a written notice of such claim (stating in reasonable detail the basis of such claim) to the Indemnifying Party in accordance with Section 6.3 and (ii) this Section 6.1 shall not limit any covenant or agreement of the Parties which contemplates performance after the Closing.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 6.2            Obligation to Indemnify.

(a)           Indemnification by Seller.  Subject to the limitations set forth in this Article VI, Seller agrees to indemnify, defend and hold harmless [***]), from and against all Losses resulting from or related to:

(i)            [***];

(ii)           [***]

(iii)          [***].

(b)           Indemnification by Buyer.  Subject to the limitations set forth in this Article VI, Buyer agrees to indemnify, defend and hold harmless [***]:

(i)            [***];

(ii)           [***];

(iii)          [***]; and

(iv)          [***].

Section 6.3            Indemnification Procedures.

(a)           Any Buyer Indemnitee or Seller Indemnitee making a claim for indemnification pursuant to this Article VI (an “Indemnified Party”) must give the other Party from whom indemnification is sought (an “Indemnifying Party”) written notice of such claim (a “Claim Notice”) [***] after the Indemnified Party receives any written notice of any Proceeding against or involving the Indemnified Party by a Governmental Authority or other third party, or otherwise discovers the liability, obligation or facts giving rise to such claim for indemnification (“Claim”); provided that the failure to notify or delay in notifying an Indemnifying Party will not relieve the Indemnifying Party of its obligations pursuant to this Article VI, except to the extent (and only to the extent) that such failure actually harms the Indemnifying Party.  Such Claim Notice must contain a description of the Claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known or reasonably ascertainable at such time; provided that such amount or estimated amount shall not be conclusive of the final amount, if any, of such Claim).  Notwithstanding the foregoing, any claim for a breach of a representation or warranty or covenant must be delivered prior to the expiration of the applicable survival term set forth in Section 6.1.

(b)           With respect to the defense of any Claim against or involving an Indemnified Party in which a Governmental Authority or other third party in question seeks recovery of a sum of money for which a Claim Notice is provided [***].

(c)           If the Indemnifying Party assumes the defense of any Claim pursuant to Section 6.3(b)(iii), the Indemnified Party will be [***]

(i)            [***]

(ii)           [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(iii)          [***]

(d)           [***]

(e)           [***]

Section 6.4            [***]  [***] Insurance Proceeds.  The amount of any Losses required to be reimbursed under this Article VI sustained by an Indemnified Party [***] provided, further, the Indemnified Party shall be entitled to seek indemnification pursuant to this Article VI [***].  The Indemnified Parties shall use commercially reasonable efforts to collect any amounts available under such insurance coverage and from such other Person alleged to have responsibility.  If an Indemnified Party receives an amount under insurance coverage or from such other Person with respect to Losses sustained at any time subsequent to any indemnification payment pursuant to this Article VI, [***].

Section 6.6            Duty to Mitigate.  Each Indemnified Party shall be obligated to use its [***] to mitigate to the fullest extent reasonably practicable the amount of any Losses for which it is entitled to seek indemnification under this Article VI, and the Indemnifying Party shall not be required to make any payment to an Indemnified Party in respect of such Losses to the extent such Losses arise from the failure of the Indemnified Party to comply with the foregoing obligation.  All reasonable costs and expenses incurred in connection with such mitigation shall be included as indemnifiable Losses to the extent reasonably incurred in an effort to mitigate an indemnifiable Loss.

Section 6.7            Remedies.

(a)           Each Party acknowledges and agrees that the remedies provided for in this Article VI shall be its sole and exclusive remedy with respect to the subject matter of this Agreement.  Notwithstanding anything to the contrary contained in the foregoing, nothing herein shall (i) limit the liability of any Party for fraud or (ii) prevent any Party from seeking the remedies of specific performance or injunctive relief in connection with a breach of a covenant or agreement of any Party contained herein or in any Ancillary Agreement, subject to

(b)           Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.  The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  The Parties accordingly agree that they shall be entitled to seek a temporary injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any court in Delaware, in addition to any other remedy to which they are entitled at law or in equity.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE VII
MISCELLANEOUS.

Section 7.1            Definitions.  As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such other Person.

“Applicable Law” means all federal, provincial, state, local or foreign law (including United States), (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement

“Business” means the business of operating and developing the MedLaunch Implant Program.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banks in New York City are authorized or obligated by law or governmental order to close.

“Closing Date” means the date on which the Closing occurs.

“Code” means the Internal Revenue Code of 1986, as amended.

“Confidential Information” means all information and data, regardless of form, including a formula, pattern, compilation, program, method, technique, process, inventory, biological material, chemical, physical material, gene sequence, amino acid sequence, chemical structure or activity, design, prototype, drawings, samples, source code, business plan, business opportunity, customer or personnel list, or financial statement proprietary to a Party or its Affiliate, except any portion thereof which:

(i)            is known to the receiving Party prior to receipt from the disclosing Party, as established by contemporaneously created written records;

(ii)           is disclosed to the receiving Party by a third party, as evidenced by the receiving Party’s contemporaneously created written records, who is under no obligation of confidentiality to the disclosing Party with respect to such information and who otherwise has a right to make such disclosure;

(iii)          is or becomes published, as evidenced by a written version thereof, or generally known in the trade through no fault of the receiving Party; or

(iv)          is independently developed by the receiving Party, without resort to the disclosing Party’s Confidential Information, by persons having no access thereto, as evidenced by the receiving Party’s contemporaneously created written records.

All information and data solely related to the MedLaunch Implant Program included within the Purchased Assets that immediately prior to Closing constitutes Confidential Information of Seller (without regard to clause (i) or (ii) above) shall, from and after Closing, be deemed to constitute Confidential Information of Buyer, except that Seller and its Affiliates shall continue to have the right to use such information and data for the purposes set out in Section 5.1 or to otherwise use and disclose such Confidential Information as expressly permitted under this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Contract” means any written or oral legally binding contract, agreement, instrument, commitment, obligation, understanding, or undertaking of any nature (including, without limitation, leases, licenses, mortgages, notes, guarantees, sublicenses, subcontracts, covenants not to compete, covenants not to sue, confidentiality agreements, options and warranties).

“Domain Names” means domain names in the United States and all other nations throughout the world, whether registered or unregistered and pending applications to register the same.

“Governmental Authority” means any nation or government, any provincial, state, regional, local or other political subdivision thereof, any supranational organization of sovereign states, and any entity, department, commission, bureau, agency, authority, board, court, official or officer, domestic or foreign, exercising executive, judicial, regulatory or administrative functions of or pertaining to government,

“Histrelin Product” [***].

“Intellectual Property Rights” means (i) Patents, (ii) Trademarks, (iii) Know-How, (iv) industrial designs (whether or not registered), (v) all rights in all of the foregoing provided by treaties, conventions and common law, (vi) all rights to sue or recover and retain damages and costs and attorneys’ fees for past, present and future infringement or misappropriation of any of the foregoing, and (vii) any other proprietary or intellectual property rights now known or hereafter recognized in any jurisdiction.

“Inventory” means the compounds, materials, standards and controls solely used in the MedLaunch Implant Program.

“Know-How” means any and all tangible, proprietary, confidential, research, technical and scientific information that is not in the public domain, including information relating to materials, discoveries, unpatented inventions, improvements, practices, methods, protocols, operating manuals, databases, formulas, knowledge, trade secrets, technologies, processes, assays, sources, skills, experience, techniques, data and the results of experimentation and testing.

“Knowledge” means, with respect to Seller, the actual knowledge of the employees officers of Seller as of the date of this Agreement responsible for the relevant matter, and with respect to Buyer, the actual knowledge of the employees of Buyer responsible for the relevant matter.

“Legal Requirement” means any federal, state, local, municipal, foreign or other law, statute, legislation, constitution, principle of common law, resolution, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, ruling, directive, pronouncement, requirement, specification, determination, decision, opinion or interpretation issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Liability” means all debts, liabilities and obligations (including with respect to Taxes), whether accrued or fixed, absolute or contingent, matured or unmatured, determined,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

determinable or indeterminable, asserted or unasserted, known or unknown, including those arising under any Legal Requirements or Proceeding and those arising under any Contract.

“Licensed Products” means the Histrelin Product and the Octreotide Product.

“Losses” means any loss, claim, Liability, damage, fee, obligation, judgment, settlement, interest, penalty, fee, charge, consequential damages, cost and expense, including costs of investigation and defense and fees and expenses of lawyers, accountants, experts and other professionals.

“Material Adverse Effect” means any change, circumstance or effect that, individually or in the aggregate, would or would reasonably be expected to (i) have a materially adverse effect on the Purchased Assets taken as a whole, including the value thereof or on Buyer’s ability to receive, operate and develop the Purchased Assets taken as a whole free of Liens (other than Permitted Liens) pursuant hereto; provided, however, that none of the following changes, effects, events, circumstances or occurrences shall be deemed, either alone or in combination, to constitute a Material Adverse Effect, or be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur:  (a) changes or effects in general economic or financial conditions; (b) changes in Applicable Laws; (c) changes or effects that generally affect the pharmaceutical or medical device industry; (d) changes or effects that arise out of or are attributable to the commencement, occurrence, continuation or intensification of any war, sabotage, armed hostilities or acts of terrorism; or (e) changes or effects arising out of or attributable to the public announcement of the transactions contemplated by this Agreement or the compliance with the provisions of this Agreement, or (ii) prevent or materially delay consummation of the transactions contemplated hereby.

“Medlaunch Implant Program” means an implantable [***] drug delivery system falling within the scope of the Purchased IP.

“Octreotide Product” [***].

“Option Agreement” means that certain Option Agreement, dated as of May 6, 2014, by and between the Parties.

“Patents” means national and multinational statutory invention registrations, patents and patent applications (including provisional applications), as well as all renewals, reissues, divisions, substitutions, continuations, continuations-in-part, extensions and reexaminations and all foreign counterparts thereof, registered or applied for in the United States and all other nations throughout the world.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Proceeding” means any action, suit, litigation, mediation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding and any informal proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

investigation commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Entity or any arbitrator or arbitration panel.

“Product” means any therapeutic, device, or diagnostic developed, manufactured or sold by Buyer or its Affiliates or their licensees or sublicensees that is developed from, uses or relies on any Purchased Asset or would infringe a Valid Claim under any Purchased IP

“Property Taxes” means all real property Taxes, personal property Taxes and similar ad valorem Taxes.

“Purchased IP” means all Patents and Trademarks set forth on Schedule 1.1, and all Know-How owned by Seller and its Affiliates that primarily relates to the Patents and Trademarks set forth on Schedule 1.1 and which is in the possession of Sellers and its Affiliates.

“Regulatory Filings and Approvals” means, with respect to any pharmaceutical or medical device product in any jurisdiction, any and all regulatory applications, filings, approvals, and associated correspondence required to develop, manufacture, market, sell, and import such product in, or into, any jurisdiction, and all approvals from any regulatory authority necessary for the sale of such product in a given jurisdiction in accordance with all Legal Requirements.

“Tax” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax, including any interest, penalty or addition thereto, imposed by any Governmental Authority (a “Taxing Authority”) responsible for the imposition of any such tax (domestic or foreign).

“Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any Schedule or attachment thereto, and including any amendment thereof.

“Trademarks” means trademarks, service marks, trade dress, logos, slogans, 800 numbers, Domain Names, URLs, trade names, service names and corporate names (whether or not registered) in the United States and all other nations throughout the world, including all variations, derivations, and combinations thereof, and all common law rights, registrations and applications for registration or renewals of the foregoing and all goodwill associated therewith.

“Transaction Documents” means this Agreement, the Bill of Sale, the Assignment and Assumption Agreement, the Patent Assignment and the Trademark Assignment.

“Transfer Taxes” means any and all transfer, documentary, sales (including any goods and services tax or harmonized sales tax), use, gross receipts, stamp, registration, value added, recording, escrow and other similar Taxes and fees (including any penalties and interest) incurred in connection with this Agreement (including recording and escrow fees and any real property or leasehold interest transfer or gains Tax and any similar Tax, but excluding any income tax).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Treasury Regulations” means the United States Treasury regulations promulgated under the Code.

“Valid Claim” means a claim of an issued and unexpired patent, or a pending claim of a patent application that is being prosecuted, that has not been held unpatentable, invalid or unenforceable by a court or other government agency of competent jurisdiction or has not been admitted to be invalid or unenforceable through reissue, reexamination, disclaimer or otherwise; provided, however, that if the holding of such court or agency is later reversed by a court or agency with overriding authority, the claim shall be reinstated as a Valid Claim after the date of such reversal; and further provided that such pending claim of a patent application has not been pending for more than 5 years after the date on which it was first filed.

Section 7.2              Notices.  All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; upon receipt if transmitted by email; the day after it is sent, if sent for next day delivery to a U.S. address by recognized overnight delivery service (e.g., Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested, as follows:

If to Buyer:

Braeburn Pharmaceuticals BVBA SPRL
c/o Braeburn Pharmaceuticals, Inc.
47 Hulfish Street
Princeton, New Jersey, USA 08542
Attention:  Chief Executive Officer

With a copy (which shall not constitute notice) to:

Braeburn Pharmaceuticals BVBA SPRL
c/o Braeburn Pharmaceuticals, Inc.
47 Hulfish Street
Princeton, New Jersey, USA 08542
Attention:  General Counsel

If to Seller:

Endo Pharmaceuticals Solutions Inc.
1400 Atwater Drive
Malvern, PA 19355
Attention:  Chief Legal Officer

or to such other place and with such other copies as either party may designate as to itself by written notice to the others.

Section 7.3              Governing Law.  This Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of Delaware as such laws are applied to agreements between residents of the State of Delaware that are entered into in the State of Delaware.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 7.4              Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Section 7.5              Entire Agreement.  This Agreement, including the Schedules and Exhibits hereto and the documents referred to herein, embodies the entire agreement and understanding of the Parties hereto in respect of the subject matter contained herein.  This Agreement supersedes ail prior agreements and understandings between the Parties with respect to such subject matter.

Section 7.6              Amendment and Modification.  This Agreement may be amended or modified only by written agreement of the Parties hereto.

Section 7.7              Binding Effect:  Benefits.  This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns; nothing in this Agreement, express or implied, is intended to confer on any Person other than the Parties hereto and their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 7.8              Assignability.  This Agreement shall not be assignable by any Party hereto without the prior written consent of the other Party except that (a) Buyer may assign its rights and obligations under this Agreement to any Affiliate of Buyer without the prior written consent of Seller provided that such assignee continues to be an Affiliate of Buyer; (b) Seller may assign its rights and obligations hereunder to any acquiror of all or substantially all of the assets of Seller, including an assignment by operation of law, without the prior written consent of Buyer and (c) Seller may assign any or all of its right to receive payments hereunder without the prior written consent of Buyer.

Section 7.9              Interpretation Provisions.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. The term “or” is disjunctive but, depending on the context, not necessarily exclusive. The terms “include” and “including” are not limiting and mean “including without limitation.” Use of a particular gender is for convenience only and is not intended to be a part of or to affect or restrict the meaning or interpretation of this Agreement.

(b)           References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto.

(c)           References to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

(d)           The captions and headings of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(e)           The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

(f)            The Schedules and Exhibits to this Agreement are a material part hereof and shall be treated as if fully incorporated into the body of this Agreement.

Section 7.10            Severability.  Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision or portion of any provision in such jurisdiction.

Section 7.11            Obligations of Party’s Affiliates.  Each Party shall cause its Affiliates that are entities to perform any obligations of such Party and its Affiliates that are entities in connection with the Purchased Assets and the consummation of the transactions contemplated by this Agreement.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the date first above written.

Seller:

ENDO PHARMACEUTICALS SOLUTIONS INC.

By:
Name: Rajiv De Silva
Title: President and CEO

Buyer:

BRAEBURN PHARMACEUTICALS BVBA SPRL

By:
Name:
Title:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the date first above written.

Seller:

ENDO PHARMACEUTICALS SOLUTIONS INC.

By:
Name:
Title:

Buyer:

BRAEBURN PHARMACEUTICALS BVBA SPRL

By:
Name:
Title:

[Signature Page to Asset Purchase and Sale Agreement]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedules to Asset Purchase and Sale Agreement
Schedule 1.1(a) - Purchased IP

All patents and patent applications in the [***], including the following:

Patents and Patent Applications:

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedules to Asset Purchase and Sale Agreement
Schedule 1.1(a) - Purchased IP

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedules to Asset Purchase and Sale Agreement
Schedule 1.1(a) - Purchased IP

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedules to Asset Purchase and Sale Agreement
Schedule 1.1(a) - Purchased IP

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedules to Asset Purchase and Sale Agreement
Schedule 1.1(a) - Purchased IP

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedules to Asset Purchase and Sale Agreement
Schedule 1.1(a) - Purchased IP

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]	2004262999
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	2009202942
[***]	[***]	[***]	[***]	[***]	2010251786
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	1660034
[***]	[***]	[***]	[***]	[***]	1660034
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedules to Asset Purchase and Sale Agreement
Schedule 1.1(a) - Purchased IP

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedules to Asset Purchase and Sale Agreement
Schedule 1.1(a) - Purchased IP

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedules to Asset Purchase and Sale Agreement
Schedule 1.1(a) - Purchased IP

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedules to Asset Purchase and Sale Agreement
Schedule 1.1(a) - Purchased IP

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedules to Asset Purchase and Sale Agreement
Schedule 1.1(a) - Purchased IP

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedules to Asset Purchase and Sale Agreement
Schedule 1.1(a) - Purchased IP

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedules to Asset Purchase and Sale Agreement
Schedule 1.1(a) - Purchased IP

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedules to Asset Purchase and Sale Agreement
Schedule 1.1(a) - Purchased IP

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedules to Asset Purchase and Sale Agreement
Schedule 1.1(a) - Purchased IP

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Schedule 1.1(b) - Assumed Contracts

[***]

Schedule 1.1(c) - Regulatory Filings and Approvals

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 1.1(e) - Purchased Inventory

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 1.1(f) -Purchased Equipment

Equipment	Manufacturer	Model*	EQ#
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Equipment	Manufacturer	Model*	EQ#
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A

BILL OF SALE

This BILL OF SALE (“Bill of Sale”) is made and entered into as of [—], by Endo Pharmaceuticals Solutions Inc., a company duly incorporated under the laws of Delaware (“Seller”), in favor of Braeburn Pharmaceuticals BVBA SPRL, a private limited liability company existing under the laws Belgium (“Buyer”).  Seller and Buyer are sometimes collectively referred to herein as the “Parties” and individually as a “Party”.

WHEREAS, Seller and Buyer have entered into that certain Asset Purchase and Sale Agreement, dated as of the date hereof (the “Purchase Agreement”), pursuant to which, among other things, Buyer is acquiring the Purchased Assets (as defined in the Purchase Agreement), on the terms and subject to the conditions set forth in the Purchase Agreement; and

WHEREAS, Seller and Buyer now seek to consummate the sale, conveyance, transfer and assignment of such Purchased Assets owned by Seller (other than such Purchased Assets that are conveyed pursuant to other instruments of transfer executed pursuant to the Purchase Agreement).

NOW, THEREFORE, for and in consideration of the agreements and covenants contained in the Purchase Agreement, and the agreements and covenants contained herein, and for the other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties do hereby agree as follows:

(a)           Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the Purchase Agreement.

(b)           Under the terms and subject to the conditions set forth in the Purchase Agreement, Seller hereby sells, conveys, transfers and assigns to Buyer all of Seller’s right, title and interest in and to all of the Purchased Assets (other than such Purchased Assets that are conveyed pursuant to other instruments of transfer executed pursuant to the Purchase Agreement), free and clear of any Liens other than Permitted Liens.  For the avoidance of doubt, Seller does not hereby sell, convey, transfer or assign to Buyer any Excluded Asset.

(c)           This Bill of Sale shall be binding upon and shall inure to the benefit of the Parties and their respective successors and, if applicable, permitted assigns.  Each Party intends that this Bill of Sale shall not benefit or create any right or cause of action in any Person other than the Parties hereto.

(d)           Nothing contained herein shall itself change, amend, extend or alter the terms or conditions of the Purchase Agreement in any manner whatsoever. In the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms hereof, the terms of the Purchase Agreement shall govern.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(e)           This Bill of Sale shall be governed by and construed in accordance with the internal substantive laws of the State of Delaware as such laws are applied to agreements between residents of the State of Delaware that are entered into in the State of Delaware, without giving effect to principles of conflict of laws that would require the application of the laws of any other jurisdiction.

(f)            This Bill of Sale may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute the Bill of Sale.  Signatures may be transmitted via facsimile other electronic means, thereby constituting the valid signature and delivery of this Bill of Sale.

(g)           Whenever possible, each provision or portion of any provision of this Bill of Sale shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Bill of Sale is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision or portion of any provision in such jurisdiction, and this Bill of Sale shall be reformed, construed and enforced in such jurisdiction in such manner as will effect as nearly as lawfully possible the purpose and intent of such invalid, illegal or unenforceable provision.

IN WITNESS WHEREOF, Seller caused this Bill of Sale to be executed as of the date first above written.

SELLER:

ENDO PHARMACEUTICALS SOLUTIONS INC.

By:
Name:
Title:

BUYER:

BRAEBURN PHARMACEUTICALS BVBA SPRL

By:
Name:
Title:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made and entered into as of [—], by and between Endo Pharmaceuticals Solutions Inc., a company duly incorporated under the laws of Delaware (“Assignor”), and Braeburn Pharmaceuticals BVBA SPRL, a private limited liability company existing under the laws of Belgium (“Assignee”).  The Assignor and the Assignee are sometimes collectively referred to herein as the “Parties” and individually as a “Party”.

WHEREAS, Assignor and Assignee have entered into that certain Asset Purchase and Sale Agreement, dated as of the date hereof (the “Purchase Agreement”), pursuant to which, among other things, Assignee is acquiring the Purchased Assets (as defined in the Purchase Agreement), on the terms and subject to the conditions set forth in the Purchase Agreement; and

WHEREAS, pursuant to the Purchase Agreement, Assignor has agreed to assign to the Assignee and Assignee has agreed to assume from Assignor the Assumed Liabilities, as defined in the Purchase Agreement, on the terms and subject to the conditions set forth in the Purchase Agreement,

NOW THEREFORE, for and in consideration of the agreements and covenants contained in the Purchase Agreement, and the agreements and covenants contained herein, and for the other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties do hereby agree as follows:

1.                                      Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the Purchase Agreement.

2.                                      In accordance with and subject to the terms and conditions of the Purchase Agreement, Assignor hereby transfers, conveys, and assigns to Assignee, and Assignee hereby assumes and undertakes and agrees to assume, satisfy, perform, pay, discharge and otherwise be responsible for, in accordance with the terms and conditions thereof, all of the Assumed Liabilities.

3.                                      This Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of Delaware as such laws are applied to agreements between residents of the State of Delaware that are entered into in the State of Delaware, without giving effect to principles of conflict of laws that would require the application of the laws of any other jurisdiction.

4.                                      This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and, if applicable, permitted assigns.  Each Party intends that this Agreement shall not benefit or create any right or cause of action in any Person other than the Parties hereto.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.                                      This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute this Agreement.  Signatures may be transmitted via facsimile other electronic means, thereby constituting the valid signature and delivery of this Agreement.

6.                                      This Agreement is subject in all respects to the terms and conditions of the Purchase Agreement.  In the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms hereof, the terms of the Purchase Agreement shall govern.

7.                                      Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction in such manner as will effect as nearly as lawfully possible the purpose and intent of such invalid, illegal or unenforceable provision.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

ASSIGNOR:

ENDO PHARMACEUTICALS SOLUTIONS INC.

By:
Name:
Title:

ASSIGNEE:

BRAEBURN PHARMACEUTICALS BVBA SPRL

By:
Name:
Title:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C

Recordable Assignment of Patent Assets

Whereas, Endo Pharmaceuticals Solutions Inc., a Delaware corporation, with its principal office at 1400 Atwater Drive, Malvern, PA 19355 (hereinafter “Assignor”), is the sole and exclusive owner of the patents and patent applications listed in Exhibit A attached hereto (as further defined below, the “Patents”); and

Whereas Braeburn Pharmaceuticals BVBA SPRL, a private limited liability company existing under the laws of Belgium (hereinafter “Assignee”), is desirous of acquiring all right, title and interest in, to and under the said Patents and related patents and patent applications as set forth below.

Now, therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, Assignor does hereby irrevocably sell, assign, transfer and set over to Assignee, and Assignee hereby accepts, the Patents aforesaid, including without limitation (i) all of the patents and patent applications listed on Annex A attached hereto; (ii) all continuation, continuations-in-part and divisionals of such patents and patent applications, and any patents resulting from any reissue, reexamination or post-issuance examination of such patents and patent applications; (iii) all United States and foreign patents and patent applications claiming common priority to any of the patents or patent applications set forth in clauses (i) and (ii) above (whether claiming priority from such patents and patent applications or forming the basis of priority for such patents and patent applications); (iv) any and all foreign counterparts to any of the patents and patent applications set forth in clauses (i), (ii) and (iii) above (all of the foregoing patents and patent applications in clauses (i), (ii), (iii) and (iv) above, the “Patents”); (v) all inventions, invention disclosures, and discoveries described in the specifications of any of the Patents; (vi) all past, present and future claims, causes of actions and other rights against third parties relating to infringement of any of the foregoing patents and patent applications, including without limitation, all rights to pursue damages, injunctive relief, and other remedies for past, current and future infringement of the foregoing patents and patent applications; (vii) all prosecution history files and inventor assignments for the foregoing patents and patent applications; and (viii) all rights of Seller to license and collect royalties with respect to all of the foregoing patents and patent applications.

Assignor hereby authorizes and requests the Commissioner of the United States Patents and Trademark Office and any official of any applicable country or countries foreign to the United States, whose duty is to issue patents or other evidence or forms of intellectual property or industrial property protection, to record Assignee as assignee and owner of the Patents and hereby covenants that Assignor has the full right to convey the entire interest herein assigned, and that, except as otherwise provided between the parties, Assignor has not executed, and will not execute, any agreements in conflict therewith.

In Witness Whereof, Assignor, by its duly authorized representative, has executed this Recordable Assignment of Patent Assets.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ASSIGNOR:

ENDO PHARMACEUTICALS SOLUTIONS INC.

Dated: , 2014	By:
Name:
Title:

STATE OF

                                              , ss

On this         day of                , 2014, before me, the undersigned notary public, personally appeared                    , who is personally known to me or proved to me through satisfactory evidence of identification, which was                  , to be the person whose name is signed on the foregoing instrument, and acknowledged to me that he/she signed it voluntarily for its stated purpose.

Notary Public
My Commission Expires:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ASSIGNEE:

BRAEBURN PHARMACEUTICALS BVBA SPRL

Dated: , 2014	By:
Name:
Title:

STATE OF

                                              , ss

On this        , day of               , 2014, before me, the undersigned notary public, personally appeared                    , who is personally known to me or proved to me through satisfactory evidence of identification, which was                  , to be the person whose name is signed on the foregoing instrument, and acknowledged to me that he/she signed it voluntarily for its stated purpose.

Notary Public
My Commission Expires:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D

TRADEMARK ASSIGNMENT

This TRADEMARK ASSIGNMENT (this “Assignment”), is made and entered into as of [—], by and between Endo Pharmaceuticals Solutions Inc., a company duly incorporated under the laws of Delaware (“Assignor”), and BRAEBURN PHARMACEUTICALS BVBA SPRL, a private limited liability company existing under the laws Belgium (“Assignee”).

RECITALS

WHEREAS, the Assignor and the Assignee are parties to an Asset Purchase and Sale Agreement dated as of the date hereof (the “Purchase Agreement”); and

WHEREAS, pursuant to the Purchase Agreement, Assignor has agreed to assign and transfer to Assignee, among other things, the entire right, title and interest in and to the trademarks and their corresponding logos, and the trademarks and the pending applications and registrations therefor identified in Schedule A hereto, including all variations, derivations, and combinations thereof, and all registrations and applications for registration or renewals of the foregoing and all goodwill associated therewith (collectively the “Marks”).

ASSIGNMENT

1.                                      NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor hereby sells, assigns and transfers to Assignee, its successors, legal representatives and assigns, the entire right, title, and interest in and to the Marks, and all rights and privileges therein, and in and to any renewals and extensions that may be granted thereon and the goodwill developed through the use of the Marks; and

2.                                      For the same consideration, Assignor hereby authorizes and requests the Commissioner of Patents and Trademarks of the United States, and any official of any country or countries foreign to the United States, whose duty it is to issue trademarks or other evidence or forms of industrial property protection on applications as aforesaid, to issue the same to Assignee, its successors, legal representatives and assigns, in accordance with the terms of this Assignment, and hereby grants the attorney of record the power to insert on this Assignment any further identification of the registered trademarks and the pending applications set forth on Schedule A that is necessary under the rules of the United States Patent and Trademark Office, and the office of any country or countries foreign to the United States, for recordation of this Assignment, and agrees, without further consideration, at Assignee’s expense, to execute and deliver such other documents that Assignee, its successors, legal representatives and/or assigns may reasonably request that are necessary under the rules of the United States Patent and Trademark Office, and the office of any country or countries foreign to the United States, for recordation of this Assignment; provided that Assignee shall be solely responsible for performing all activities in connection with recordation of this Assignment with the United States Patent and Trademark Office, and the office of any country or countries foreign to the United States.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed by a duly authorized representative thereof.

ASSIGNOR:

ENDO PHARMACEUTICALS SOLUTIONS INC.

By:
Name:
Title:

STATE OF

                                              , ss

On this         day of                , 2014, before me, the undersigned notary public, personally appeared                    , who is personally known to me or proved to me through satisfactory evidence of identification, which was                  , to be the person whose name is signed on the foregoing instrument, and acknowledged to me that he/she signed it voluntarily for its stated purpose.

Notary Public
My Commission Expires:

[Signature Page to Trademark Assignment]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ASSIGNEE:

BRAEBURN PHARMACEUTICALS BVBA SPRL

By:
Name:
Title:

STATE OF

                                              , ss

On this         day of                , 2014, before me, the undersigned notary public, personally appeared                    , who is personally known to me or proved to me through satisfactory evidence of identification, which was                  , to be the person whose name is signed on the foregoing instrument, and acknowledged to me that he/she signed it voluntarily for its stated purpose.

Notary Public
My Commission Expires:

[Signature Page to Trademark Assignment]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

BILL OF SALE

This BILL OF SALE (“Bill of Sale”) is made and entered into as of November 4, 2014, by Endo Pharmaceuticals Solutions Inc., a company duly incorporated under the laws of Delaware (“Seller”‘), in favor of Braeburn Pharmaceuticals BVBA SPRL, a private limited liability company existing under the laws Belgium (“Buyer”).  Seller and Buyer are sometimes collectively referred to herein as the “Parties” and individually as a “Party”.

WHEREAS, Seller and Buyer have entered into that certain Asset Purchase and Sale Agreement, dated as of the date hereof (the “Purchase Agreement”), pursuant to which, among other things, Buyer is acquiring the Purchased Assets (as defined in the Purchase Agreement), on the terms and subject to the conditions set forth in the Purchase Agreement; and

WHEREAS, Seller and Buyer now seek to consummate the sale, conveyance, transfer and assignment of such Purchased Assets owned by Seller (other titan such Purchased Assets that are conveyed pursuant to other instruments of transfer executed pursuant to the Purchase Agreement).

NOW, THEREFORE, for and in consideration of the agreements and covenants contained in the Purchase Agreement, and the agreements and covenants contained herein, and for the other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties do hereby agree as follows:

(a)                                 Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the Purchase Agreement.

(b)                                 Under the terms and subject to the conditions set forth in the Purchase Agreement, Seller hereby sells, conveys, transfers and assigns to Buyer all of Seller’s right, title and interest in and to all of the Purchased Assets (other than such Purchased Assets that arc conveyed pursuant to other instruments of transfer executed pursuant to the Purchase Agreement), free and clear of any Liens other than Permitted Liens.  For the avoidance of doubt, Seller does not hereby sell, convey, transfer or assign to Buyer any Excluded Asset.

(c)                                  This Bill of Sale shall be binding upon and shall inure to the benefit of the Parties and their respective successors and, if applicable, permitted assigns.  Each Party intends that this Bill of Sale shall not benefit or create any right or cause of action in any Person other than the Parties hereto.

(d)                                 Nothing contained herein shall itself change, amend, extend or alter the terms or conditions of the Purchase Agreement in any manner whatsoever.  In the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms hereof, the terms of the Purchase Agreement shall govern.

(e)                                  This Bill of Sale shall be governed by and construed in accordance with the internal substantive laws of the State of Delaware as such laws are applied to agreements between residents of the State of Delaware that are entered into in the State of Delaware,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

without giving effect to principles of conflict of laws that would require the application of the laws of any other jurisdiction.

(f)                                   This Bill of Sale may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute the Bill of Sale.  Signatures may be transmitted via facsimile other electronic means, thereby constituting the valid signature and delivery of this Bill of Sale.

(g)                                  Whenever possible, each provision or portion of any provision of this Bill of Sale shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Bill of Sale is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision or portion of any provision in such jurisdiction, and this Bill of Sale shall be reformed, construed and enforced in such jurisdiction in such manner as will effect as nearly as lawfully possible the purpose and intent of such invalid, illegal or unenforceable provision.

IN WITNESS WHEREOF, Seller caused this Bill of Sale to be executed as of the date first above written.

SELLER:

ENDO PHARMACEUTICALS SOLUTIONS INC.

By:
Name: Rajiv De Silva
Title: President and CEO

BUYER:

BRAEBURN PHARMACEUTICALS BVBA SPRL

By:
Name:
Title:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, Seller caused this Bill of Sale to be executed as of the date first above written.

SELLER:

ENDO PHARMACEUTICALS SOLUTIONS INC.

By:
Name:
Title:

BUYER:

BRAEBURN PHARMACEUTICALS BVBA SPRL

By:
Name:
Title:

[Signature Page to Bill of Sale]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement’”) is made and entered into as of November 4, 2014, by and between Endo Pharmaceuticals Solutions Inc., a company duly incorporated under the laws of Delaware (“Assignor”), and Braeburn Pharmaceuticals BVBA SPRL, a private limited liability company existing under the laws of Belgium (“Assignee”).  The Assignor and the Assignee are sometimes collectively referred to herein as the “Parties” and individually as a “Party”.

WHEREAS, Assignor and Assignee have entered into that certain Asset Purchase and Sale Agreement, dated as of the date hereof (the “Purchase Agreement”), pursuant to which, among other things, Assignee is acquiring the Purchased Assets (as defined in the Purchase Agreement), on the terms and subject to the conditions set forth in the Purchase Agreement; and

WHEREAS, pursuant to the Purchase Agreement, Assignor has agreed to assign to the Assignee and Assignee has agreed to assume from Assignor the Assumed Liabilities, as defined in the Purchase Agreement, on the terms and subject to the conditions set forth in the Purchase Agreement.

NOW THEREFORE, for and in consideration of the agreements and covenants contained in the Purchase Agreement, and the agreements and covenants contained herein, and for the other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties do hereby agree as follows:

1.                                      Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the Purchase Agreement.

2.                                      In accordance with and subject to the terms and conditions of the Purchase Agreement, Assignor hereby transfers, conveys, and assigns to Assignee, and Assignee hereby assumes and undertakes and agrees to assume, satisfy, perform, pay, discharge and otherwise be responsible for, in accordance with the terms and conditions thereof, all of the Assumed Liabilities.

3.                                      This Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of Delaware as such laws are applied to agreements between residents of the State of Delaware that are entered into in the State of Delaware, without giving effect to principles of conflict of laws that would require the application of the laws of any other jurisdiction.

4.                                      This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and, if applicable, permitted assigns.  Each Party intends that this Agreement shall not benefit or create any right or cause of action in any Person other than the Parties hereto.

5.                                      This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute this

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Agreement.  Signatures may be transmitted via facsimile other electronic means, thereby constituting the valid signature and delivery of this Agreement.

6.                                      This Agreement is subject in all respects to the terms and conditions of the Purchase Agreement.  In the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms hereof, the terms of the Purchase Agreement shall govern.

7.                                      Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction in such manner as will effect as nearly as lawfully possible the purpose and intent of such invalid, illegal or unenforceable provision.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

SELLER:

ENDO PHARMACEUTICALS SOLUTIONS INC.

By:
Name: Rajiv De Silva
Title: President and CEO

BUYER:

BRAEBURN PHARMACEUTICALS BVBA SPRL

By:
Name:
Title:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

SELLER:

ENDO PHARMACEUTICALS SOLUTIONS INC.

By:
Name:
Title:

BUYER:

BRAEBURN PHARMACEUTICALS BVBA SPRL

By:
Name:
Title:

[Signature Page to Assignment and Assumption Agreement]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Recordable Assignment of Patent Assets

Whereas, Endo Pharmaceuticals Solutions Inc., a Delaware corporation, with its principal office at 1400 Atwater Drive, Malvern, PA 19355 (hereinafter “Assignor”), is the sole and exclusive owner of the patents and patent applications listed in Exhibit A attached hereto (as further defined below, the “Patents”); and

Whereas Braeburn Pharmaceuticals BVBA SPRL, a private limited liability company existing under the laws of Belgium (hereinafter “Assignee”), is desirous of acquiring all right, title and interest in, to and under the said Patents and related patents and patent applications as set forth below.

Now, therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, Assignor does hereby irrevocably sell, assign, transfer and set over to Assignee, and Assignee hereby accepts, the Patents aforesaid, including without limitation (i) all of the patents and patent applications listed on Annex A attached hereto; (ii) all continuation, continuations-in-part and divisionals of such patents and patent applications, and any patents resulting from any reissue, reexamination or post-issuance examination of such patents and patent applications; (iii) all United States and foreign patents and patent applications claiming common priority to any of the patents or patent applications set forth in clauses (i) and (ii) above (whether claiming priority from such patents and patent applications or forming the basis of priority for such patents and patent applications); (iv) any and all foreign counterparts to any of the patents and patent applications set forth in clauses (i), (ii) and (iii) above (all of the foregoing patents and patent applications in clauses (i), (ii), (iii) and (iv) above, the “Patents”); (v) all inventions, invention disclosures, and discoveries described in the specifications of any of the Patents; (vi) all past, present and future claims, causes of actions and other rights against third parties relating to infringement of any of the foregoing patents and patent applications, including without limitation, all rights to pursue damages, injunctive relief, and other remedies for past, current and future infringement of the foregoing patents and patent applications; (vii) all prosecution history files and inventor assignments for the foregoing patents and patent applications; and (viii) all rights of Seller to license and collect royalties with respect to all of the foregoing patents and patent applications.

Assignor hereby authorizes and requests the Commissioner of the United States Patents and Trademark Office and any official of any applicable country or countries foreign to the United States, whose duty is to issue patents or other evidence or forms of intellectual property or industrial property protection, to record Assignee as assignee and owner of the Patents and hereby covenants that Assignor has the full right to convey the entire interest herein assigned, and that, except as otherwise provided between the parties, Assignor has not executed, and will not execute, any agreements in conflict therewith.

In Witness Whereof, Assignor, by its duly authorized representative, has executed this Recordable Assignment of Patent Assets.

[Signature Page to Assignment and Assumption Agreement]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ASSIGNOR:

ENDO PHARMACEUTICALS SOLUTIONS INC.

Dated: , 2014	By:
Name: Rajiv De Silva
Title: President and CEO

STATE OF

                                              , ss

On this         day of                 , 2014, before me, the undersigned notary public, personally appeared                     , who is personally known to me or proved to me through satisfactory evidence of identification, which was                   , to be the person whose name is signed on the foregoing instrument, and acknowledged to me that he/she signed it voluntarily for its stated purpose.

Notary Public
My Commission Expires:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ASSIGNEE:

BRAEBURN PHARMACEUTICALS BVBA SPRL

Dated: , 2014	By:
Name: Rajiv De Silva
Title: President and CEO

STATE OF

                                              , ss

On this         day of                 , 2014, before me, the undersigned notary public, personally appeared                     , who is personally known to me or proved to me through satisfactory evidence of identification, which was                   , to be the person whose name is signed on the foregoing instrument, and acknowledged to me that he/she signed it voluntarily for its stated purpose.

Notary Public
My Commission Expires:

[Signature Page to Patent Agreement]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A to Recordable Assignment of Patents

All patents and patent applications in [***], including the following:

Patents and Patent Applications:

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A to Recordable Assignment of Patents

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A to Recordable Assignment of Patents

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A to Recordable Assignment of Patents

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A to Recordable Assignment of Patents

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A to Recordable Assignment of Patents

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A to Recordable Assignment of Patents

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A to Recordable Assignment of Patents

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A to Recordable Assignment of Patents

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A to Recordable Assignment of Patents

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A to Recordable Assignment of Patents

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A to Recordable Assignment of Patents

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A to Recordable Assignment of Patents

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A to Recordable Assignment of Patents

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A to Recordable Assignment of Patents

Docket Number	Title	Country	Status	Application Number	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]